Exhibit 99.34

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 November, 1998
          Series 1998-11C, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.11012
                                                      ------------------------
       Weighted average maturity                                       172.48
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:

         The amounts below are for a Single Certificate of $1,000:
       1.
                                   Principal
              Principal Per     Prepayments Per  Interest Per
      Class    Certificate        Certificate     Certificate    Payout Rate
      -----    -----------        -----------     -----------    -----------
       3PO   $     4.60771526   $  1.14667058  $   0.00000000   % 0.00000000
       SUP3  $     0.00000000   $  0.00000000  $   0.32098846   % 0.40504807
       3A    $    18.73506827   $ 15.58910740  $   5.16056085   % 6.50000005
       3M    $     3.25949006   $  0.00000000  $   5.34679343   % 6.49999970
       3B1   $     3.25949827   $  0.00000000  $   5.34679931   % 6.50000690
       3B2   $     3.25948097   $  0.00000000  $   5.34678201   % 6.49998575
       3B3   $     3.25948276   $  0.00000000  $   5.34681034   % 6.50002015
       3B4   $     3.25947977   $  0.00000000  $   5.34682081   % 6.50003314
       3B5   $     3.25950055   $  0.00000000  $   5.34680448   % 6.50001297
       3R    $     0.00000000   $  0.00000000  $   0.00000000   % 0.00000000

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                         Accrual Amount
     Class
       N/A             $       N/A

       2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       24,528.45
                                                                 ---------------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:           $  108,218,736.11
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                  350
                                                                 ---------------
       3.
      Beginning Aggregate Class  Ending Aggregate        Ending
        Certificate Principal   Class Certificate  Single Certificate
Class          Balance          Principal Balance       Balance          Cusip
-----          -------          -----------------       -------          -----
3PO   $             288,711.93  $      287,362.45  $           981.18  GE98113PO
SUP3  $         101,825,987.67  $   99,742,798.42  $           931.51  G9811SUP3
3A    $         107,483,521.10  $  105,369,874.51  $           933.98  36157RKW4
3M    $           1,142,075.13  $    1,138,303.90  $           983.84  36157RKX2
3B1   $             570,544.01  $      568,660.03  $           983.84  36157RKY0
3B2   $             285,272.01  $      284,330.01  $           983.84  36157RKZ7
3B3   $             229,007.29  $      228,251.08  $           983.84  36157RLA1
3B4   $             170,768.36  $      170,204.47  $           983.84  36157RLB9
3B5   $             172,317.81  $      171,748.80  $           983.84  36157RLC7
3R    $                   0.00  $            0.00  $             0.00  36157RLD5

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number            1        Principal Balance       $     353,457.54
                              --------                               -----------
       2.   60-89 days
            Number            0        Principal Balance       $           0.00
                              --------                               -----------
       3.   90 days or more
            Number            0        Principal Balance       $           0.00
                              --------                               -----------
       4.   In Foreclosure
            Number            0        Principal Balance       $           0.00
                              --------                               -----------
       5.   Real Estate Owned
            Number            0        Principal Balance       $           0.00
                              --------                               -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                               $           0.00
                                                                     -----------

E.     Other Information:

       1.   Special Hazard Loss Amount:                        $           0.00
                                                                  --------------

       2.   Bankruptcy Loss Amount:                            $           0.00
                                                                  --------------

       3.   Fraud Loss Amount:                                 $           0.00
                                                                  --------------

       4.   Certificate Interest Rate of the Class S Certificate: % 0.40504807
                                                                    -----------